EXHIBIT 10.5

                                FIRST AMENDMENT
                                       TO
                         AGREEMENT OF PURCHASE AND SALE

     THIS FIRST AMENDMENT TO AGREEMENT OF PURCHASE AND SALE is dated effective August 15, 1997 (the "Amendment") and is by and between Creekside Business Park, LLC, a Delaware limited liability company, as Buyer, and Creekside Industrial Associates, a California general partnership, as Seller, on the following terms and conditions:

                                  R E C I T A L S:

     A. Seller and Buyer have entered into an Agreement of Purchase and Sale dated July 31, 1997 (the "Agreement") for the sale of the property commonly known as Creekside Business Park, Milpitas, California.

     B. The Agreement was modified by certain letters dated August 8 and August 13, 1997 pertaining to the Title Review Period.

     C. Seller and Buyer desire to amend certain terms of the Agreement as more particularly set forth herein.

     D. Terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

     NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     I. The Feasibility Period shall be extended from August 15 to August 20, 1997 solely to enable Buyer to further investigate the facts pertaining to the installation of the HVAC systems, and the effect of such installation on the roofs. Except as noted above, Buyer agrees to accept the Property upon Closing in its "as is" condition, subject to Seller's representations, warranties and covenants set forth in the Agreement.

     II. Section 3.4 of the Agreement is hereby amended to provide that an additional condition precedent to Buyer's obligation to close shall be the delivery of the Title Policy by Escrow Agent in the form of the proforma policy attached hereto as Exhibit A.

     III. Except as modified by this Amendment, the Agreement shall remain in full force and effect.

     IV. This Amendment may be executed in counterparts each of which shall be deemed an original and all of which taken together shall constitute but one in the same instrument.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the first day and year written above.

                      SELLER:

                      CREEKSIDE INDUSTRIAL ASSOCIATES,
                      a California general partnership

                      By:    Preferred Properties Fund 80,
                             a California limited partnership,
                             a general partner

                              By:  Montgomery Realty Company-80,
                                   a California limited partnership,
                                   its general partner

                                   By:  Fox Realty Investors,
                                        a California general
                                        partnership,
                                        its general partner

                                   By:  NPI Equity Investments
                                        II, Inc.,
                                        a Florida corporation
                                        its general partner

                                   By:  /s/ William H. Jarrard, Jr.
                                        Name: William H. Jarrard, Jr.
                                        Title: President

                       By: Creekside Industrial Associates, Inc., a New York corporation, a general partner

                              By:  /s/ William H. Jarrard, Jr.
                                   Name: William H. Jarrard, Jr.
                                   Title: President


                       BUYER:

                       CREEKSIDE BUSINESS PARK, LLC,
                       a Delaware limited liability company

                       By:    DRA Advisors, Inc.,
                              a Delaware corporation,
                              its managing member

                              By:  /s/ Brian T. Summers
                                   Name: Brian T. Summers
                                   Title: